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Recording Requested By
Andrew F. and Sally M. Pollet
AND WHEN RECORDED MAIL TO: STAAR Surgical Company c/o Mary Ann Sapone Pollet & Richardson 10900 Wilshire Blvd., Suite 500 Los Angeles, California 90024	Ventura, County Recorder RICHARD D. DEAN DOC- 2000-0166279-00 Check Number 222750 REQD BY JANNEY & JANNEY Monday, OCT 23, 2000 10:47:36 Ttl Pd $20.00 Nbr-0000262592 DJS/C3/2-3
SPACE ABOVE THIS LINE FOR RECORDER'S USE

SHORT FORM DEED OF TRUST AND ASSIGNMENT OF RENTS (INDIVIDUAL)

ALL	Title No.
PTN	Escrow No.

This Deed of Trust, made this 5th day of September 2000, between Andrew F. Pollet and Sally M. Pollet, as individuals and as Co-Trustees of the Andrew F. and Sally M. Pollet Revocable Trust dated March 6, 1990, herein called Trustor, whose address is 10934 Alto Court, Oak View, California 93022

(Number and Street)	(city)	(state)	(zip)

Provident Title Company, a California corporation, herein called Trustee, and STAAR Surgical Company, a Delaware corporation, herein called Beneficiary

Witnesseth: That Trustor IRREVOCABLY GRANTS, TRANSFERS AND ASSIGNS to TRUSTEE IN TRUST, WITH POWER OF SALE, that property in Ventura County, California, described as:

See attached Exhibit A

TOGETHER WITH the rents, issues and profits thereof, SUBJECT, HOWEVER, to the right, power and authority given to and conferred upon Beneficiary by paragraph (10) of the provisions incorporated herein by reference to collect and apply such rents, issues and profits.

For the Purpose of Securing: 1. Performance of each agreement of Trustor incorporated by reference or contained herein. 2. Payment of the indebtedness evidenced by promissory note, and any extension or renewal thereof, in the principal sum of $878,625 executed by Trustor in favor of Beneficiary or order. 3. Payment of such further sums as the then record owner of said property may borrow from Beneficiary, when evidenced by another note (or notes) reciting it is so secured.

To Protect the Security of This Deed of Trust, Trustor Agrees: By the execution and delivery of this Deed of Trust and the rate secured hereby, that provisions (1) to (14), inclusive, of the fictitious deed of trust recorded October 23, 1961, in the book and at the page of Official Records in the office of the county recorder of the county where said property is located, noted below opposite the name of such county, viz:

COUNTY	BOOK	PAGE	COUNTY	BOOK	PAGE	COUNTY	BOOK	PAGE
Los Angeles	T2055	899	Riverside	3005	523	San Diego	Series 2 Book 1961 Page 183887
Orange	5889	611	San Bernardino	5567	61	Ventura	2062	386

(which provisions, identical in all counties, are printed on the reverse hereof) hereby are adopted and incorporated herein and made a part hereof as fully as though set forth herein at length; that he will observe and perform said provisions; and that the references to property, obligations, and parties in said provisions shall be construed to refer to the property, obligations, and parties set forth in this Deed of Trust.

The Undersigned Trustor requests that a copy of any Notice of Default and of any Notice of Sale hereunder be mailed to him at his address hereinbefore set forth.

STATE OF CALIFORNIA COUNTY OF LOS ANGELES	}SS.	/s/ Andrew F. Pollet Andrew F. Pollet, individually & as Co-Trustee of the Andrew F. & Sally M. Pollet Rev. Trust

On Sept 5, 2000 before me, Mary Ann Parlapiano, Notary Public personally appeared Andrew F. Pollet & Sally M. Pollet personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
WITNESS my hand and official seal		/s/ Sally M. Pollet Sally M. Pollet, individually and as Co-Trustee of the Andrew F. & Sally M. Pollet Rev. Trust
Signature	/s/ Mary Ann Parlapiano	MARY ANN PARLAPIANO Commission # 1199651 Notary Public - California Los Angeles County My Comm. Expires Oct 25, 2002
(This area for official notarial seal)

DO NOT RECORD

   The following is a copy of provisions (1) to (14) inclusive of the fictitious deed of trust, recorded in each county in California, as stated in the foregoing Deed of Trust and incorporated by reference in said Deed of Trust as being a part thereof as if set forth at length therein.

To Protect the Security of This Deed of Trust, Trustor Agrees:

   (1) To keep said property in good condition and repair, not to remove or demolish any building thereon, to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged or destroyed thereon and to pay when due all claims for labor performed and materials furnished therefor, to comply with all laws affecting said property or requiring any alterations or improvements to be made thereon, not to commit or permit waste thereof, not to commit, suffer or permit any act upon said property in violations of law, to cultivate, irrigate, fertilize, fumigate, prune and do all other acts which from the character or use of said property may be reasonably necessary, the specific enumerations herein not excluding the general.

   (2) To provide, maintain and deliver to Beneficiary fire insurance satisfactory to and with loss payable to Beneficiary. The amount collected under any fire or other insurance policy may be applied by Beneficiary upon indebtedness secured hereby and in such order as Beneficiary may determine, or at option of Beneficiary the entire amount so collected or any part thereof may be released to Trustor. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

   (3) To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and to pay all costs and expenses including cost of evidence of title and attorneys' fees in a reasonable sum, in any such action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Deed.

   (4) To pay: at least ten days before delinquency all taxes and assessments affecting said property, including assessments on appurtenant water stock; when due, all encumbrances, charges and liens, with interest, on said property or any part thereof, which appear to be prior or superior hereto; all costs, fees and expenses of this Trust.

   Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof. Beneficiary or Trustee being authorized to enter upon said property for such purposes, appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee, pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgment of either appears to be prior or superior hereto, and, in exercising any such powers, pay necessary expenses, employ counsel and pay his reasonable fees.

   (5) To pay immediately and without demand all sums so expended by Beneficiary or Trustee, with interest from date of expenditure of the amount allowed by law in effect at the date hereof, and to pay for any statement provided for by law in effect at the date hereof regarding the obligation secured hereby any amount demanded by the Beneficiary and not to exceed the maximum allowed by law at the time when said statement is demanded.

   (6) That any award of damages in connection with any condemnation for public use of or injury to said property or any part thereof is hereby assigned and shall be paid to Beneficiary who may apply or release such moneys received by him in the same manner and with the same effect as above provided for disposition of proceeds of fire or other insurance.

   (7) That by accepting payment of any sum secured hereby after its due date, Beneficiary does not waive his right either to require prompt payment when due of all other sums so secured or to declare default for failure so to pay.

   (8) That at any time or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed and said note for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, Trustee may: reconvey any part of said property; consent to the making of any map or plat thereof; join in granting any easement thereon; or join in any extension agreement or any agreement subordinating the lien or charge hereof.

   (9) That upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed and said note to Trustee for cancellation and retention and upon payment of its fees, Trustee shall reconvey, without warranty, the property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "The person or persons legally entitled thereto." Five years after issuance of such full reconveyance, Trustee may destroy said note and this Deed (unless directed in such request to retain them).

   (10) That as additional security, Trustor hereby gives to and confers upon Beneficiary the right, power and authority, during the continuance of these Trusts, to collect the rents, issues and profits of said property, reserving unto Trustor the right, prior to any default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, to collect and retain such rents, issues and profits as they become due and payable. Upon any such default, Beneficiary may at any time without notice, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of said property or any part thereof, in his own name sue for or otherwise collect such rents, issues and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorneys' fees. Upon any indebtedness secured hereby, and in such order as Beneficiary may determine. The entering upon and taking possession of said property, the collection of such rents, issues and profits and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

   (11) That upon default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and of written notice of default and of election to cause to be sold said property, which notice Trustee shall cause to be filed for record. Beneficiary also shall deposit with Trustee this Deed, said note and all documents evidencing expenditures secured hereby.

   After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell said property at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of said property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including the Trustor, Trustee, or Beneficiary as hereinafter defined, may purchase at such sale.

   After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of all sums expended under the terms hereof, not then repaid, with accrued interest at the amount allowed by law in effect at the date hereof; all other sums then secured hereby, and the remainder, if any, to the person or persons legally entitled thereto.

   (12) Beneficiary, or any successor in ownership of any indebtedness secured hereby, may from time to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed by the Beneficiary and duly acknowledged and recorded in the office of the recorder of the county or counties where said property is situated, shall be conclusive proof of proper substitution of such successor. Trustee or Trustees, who shall, without conveyance from the Trustee predecessor, succeed to all its title, estate, rights, powers and duties. Said instrument must contain the name of the original Trustor, Trustee and Beneficiary hereunder, the book and page where this Deed is recorded and the name and address of the new Trustee.

   (13) That this Deed applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term Beneficiary shall mean the owner and holder, including pledgees, of the note secured hereby whether or not named as Beneficiary herein. In this Deed, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

   (14) That Trustee accepts this trust when this Deed, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.

DO NOT RECORD

REQUEST FOR FULL RECONVEYANCE

   To be used only when note has been paid:

To Provident Title company, Trustee:            dated

   The undersigned is the legal owner and holder of all indebtedness secured by the within Deed of Trust. All sums secured by said Deed of Trust have been fully paid and satisfied; and you are hereby requested and directed, on payment to you of any sums owing to you under the terms of said Deed of Trust, to cancel all evidences of indebtedness, secured by said Deed of Trust, delivered to you herewith together with said Deed or Trust, and to reconvey, without warranty, to the parties designated by the terms of said Deed of Trust, the estate now held by you under the same.

Mail Reconveyance to:

By
By

Do not lose or destroy this Deed of Trust OR THE NOTE which it secures. Both must be delivered to the Trustee for cancellation before reconveyance will be made.

Exhibit A

    Lot 50 of Tract 3044-3 in the County of Ventura, State of California as shown on the map of said tract recorded in book 92, pages 93 through 96 of Miscellaneous Records (Maps) in the office of the County Recorder of said County.

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SHORT FORM DEED OF TRUST AND ASSIGNMENT OF RENTS (INDIVIDUAL)
REQUEST FOR FULL RECONVEYANCE
Exhibit A